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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                      RELATING TO ADOPTION OF A RIGHTS PLAN


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 21, 1999



                              GILEAD SCIENCES, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)



       000-19731                                      94-3047598
 (Commission File No.)                    (IRS Employer Identification No.)



                               333 LAKESIDE DRIVE
                              FOSTER CITY, CA 94404
              (Address of principal executive offices and zip code)




       Registrant's telephone number, including area code: (650) 574-3000

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ITEM 5.    OTHER EVENTS.

         On October 21, 1999 the Board of Directors of GILEAD SCIENCES , INC. (the "Company") approved the amendment of its Share Purchase Rights Plan (the "Plan") originally adopted November 21, 1994. The amendment to the Plan provides, among other things, for an increase in the exercise price of the rights under the Plan to $400 from $60 and extension of the term of the Plan to October 20, 2009. The rights will continue to trade with Gilead's Common Stock, unless and until they are separated upon the occurrence of certain future events.

         The rights have certain anti-takeover effects. The rights will cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the Company's Board of Directors. The rights should not interfere with any merger or other business combination approved by the Board of Directors since the rights may be amended to permit such acquisition or redeemed by the Company at $.01 per right prior to the earliest of (i) the time that a person or group has acquired beneficial ownership of 15% or more of the Common Shares or (ii) the final expiration date of the rights. The rights may also be redeemed following a triggering event associated with an acquisition of 15% or more of the Common Shares under certain limited circumstances.

ITEM 7.    EXHIBITS.



       99.1 Press Release, dated as of October 22, 1999 entitled "Gilead Sciences Amends Stockholder Rights Plan."

       99.2 Amended and Restated Rights Agreement dated as of October 21, 1999 between Gilead Sciences, Inc. and ChaseMellon Shareholder Services, LLC.


                                       1.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          GILEAD SCIENCES, INC.



Dated:  October 21, 1999                  By:      /s/ MARK L. PERRY
                                             ----------------------------------
                                                   Mark L. Perry
                                                   Senior Vice President,
                                                   Chief Financial Officer and
                                                   General Counsel



                                       2.

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                                INDEX TO EXHIBITS

        99.1        Press Release, dated as of October 22, 1999 entitled "Gilead
                    Sciences Amends Stockholder Rights Plan."

        99.2        Amended and Restated Rights Agreement dated as of October 21,
                    1999 between Gilead Sciences, Inc. and ChaseMellon
                    Shareholder Services, L.L.C.







                                       3.